SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                (Amendment No.__)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [X] Preliminary Proxy Statement
    [ ] Confidential,  for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2)
    [ ] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting  Material  Pursuant to ss. 240.14a-11(c)  or ss. 240.14a-12


                          PHOENIX MULTI-PORTFOLIO FUND
                          ----------------------------
                (Name of Registrant as Specified in its Charter)
                            Thomas N. Steenburg, Esq.
                      c/o Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid: ___________

   [  ] Fee paid previously with preliminary materials.
   [  ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration No.:
         3)  Filing Party:
         4)  Date Filed:

                          PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

             Notice of Special Meeting in Lieu of the Annual Meeting
                   of Shareholders to be Held October 10, 1997


To the Shareholders:

     A Special Meeting in lieu of the Annual Meeting of Shareholders of Phoenix Multi-Portfolio Fund ("the Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Friday, October 10, 1997 at 10:00 a.m. for the following purposes:

TO BE VOTED UPON ONLY BY SHAREHOLDERS OF DIVERSIFIED INCOME PORTFOLIO

         (1) To approve or not approve a new Investment Advisory Agreement providing for changes to the fees paid to the Investment Adviser;

         (2) To approve or not approve eliminating or restating as such certain fundamental policies of the Portfolio, including its investment objective to maximize current income by investing in debt securities with a secondary objective of preserving capital appreciation, as described in the accompanying Proxy Statement;

         (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed September 12, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

       Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Fund and shareholders the costs associated with further solicitation. The enclosed proxy is being solicited by the Board of Trustees of the Fund.


                                              By Order of the Board of Trustees,



                                              G. Jeffrey Bohne, Secretary

Greenfield, Massachusetts
September 30, 1997

                          PHOENIX MULTI-PORTFOLIO FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301
                              --------------------

                                 PROXY STATEMENT

                 A Special Meeting in Lieu of the Annual Meeting of Shareholders to be Held on October 10, 1997

                                  INTRODUCTION

     The enclosed proxy is solicited by the Board of Trustees of Phoenix Multi-Portfolio Fund (the "Trust") for use at the Special Meeting in lieu of the Annual Meeting of Shareholders to be held on Friday, October 10, 1997, and at any adjournment(s) thereof. Shareholders of record at the close of business on September 12, 1997 of Phoenix Diversified Income Portfolio (the "Fund") are entitled to notice of and to vote at the meeting or any adjourned session. As of September 12, 1997, there were in the aggregate, 636,490.926 issued and outstanding shares of the Fund, of par value of one dollar per share. Shareholders of the Fund will be entitled to one vote for each full share (and fractional vote corresponding to any fractional share) registered in his/her name on the Fund's books on the record date and not thereafter repurchased or redeemed by the Fund.

     All shares represented by duly executed proxies will be voted in accordance with the specification thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix Investment Counsel, Inc. and Phoenix Realty Securities, Inc., the Fund's investment advisers (collectively, the "Investment Advisers"), and persons employed for such purpose may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of Fund shares. The cost of solicitation of proxies, which is estimated to approximate $2,000, will be borne by the adviser or an affiliate, but not by the Fund.

     In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 30, 1997. A copy of the Fund's most recent annual report will be furnished, without charge, to any shareholder upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Shareholders may also call Phoenix Equity Planning Corporation toll-free at (800) 243-4361.

Votes Required
     The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the meeting. The holders of each class of shares of all series of the Fund will be voted together with respect to all Proposals, with one vote per share of the Fund. As used in this Proxy Statement, the term "a majority of the outstanding shares" means the lesser of (i) 67% of the shares of the Fund present at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The terms "assignment" and "interested person" as used in this Proxy Statement shall have the respective meanings provided therefor in the Investment Company Act of 1940, as amended ("1940 Act").

     If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.



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

Security Ownership of Certain Beneficial Owners and Management

     Phoenix Home Life Mutual Insurance Company owns 100% of the Fund's outstanding shares.

     On September 12, 1997, Trustees, nominees for Trustee and officers of the Fund as a group owned beneficially less than one percent of the Fund's outstanding shares.

The Investment Advisers and the Investment Advisory Agreements

     The Fund's investment advisers are Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480 and Phoenix Realty Securities, Inc. ("PRS"), 38 Prospect Street, Hartford, Connecticut 06115-0479 (collectively, the "Advisers"). All of the outstanding shares of PIC are owned by Phoenix Equity Planning Corporation ("Equity Planning"). All of the outstanding shares of PRS are owned by Phoenix Realty Group, Inc. ("Phoenix Realty"). All of the outstanding shares of Equity Planning are owned by Phoenix Duff & Phelps Corporation ("Phoenix Duff & Phelps"). Approximately 60% of the outstanding common stock of Phoenix Duff & Phelps are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life. All of the shares of Phoenix Realty are also owned by Holdings. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut 06102-5056. The principal office of Phoenix Duff & Phelps is located at 56 Prospect Street, Hartford, Connecticut 06115-4080. The principal office of Phoenix Realty is located 38 Prospect Street, Hartford, Connecticut 06115-0479. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

     In addition to the Fund, PIC also serves as investment adviser to all other Portfolios of Phoenix Multi-Portfolio Fund (except the Real Estate Securities Portfolio), Phoenix Strategic Allocation Fund, Inc., The Phoenix Edge Series Fund (all Series other Aberdeen New Asia Series and Phoenix Real Estate Securities Series), Phoenix Strategic Equity Series Fund (all Series other than Phoenix Equity Opportunities Fund), Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds (except Enhanced Reserves Portfolio and Real Estate Equity Securities Portfolio), and as subadviser to SunAmerica Series Trust. PIC will also be the investment adviser to the Growth and Income Fund of the Phoenix Equity Series Fund and to the Value Equity Fund and Small Cap Value Fund of the Phoenix Investment Trust 97 which currently are in registration but are not effective. PIC has ceased as sub-adviser to American Skandia Trust Phoenix Balanced Asset Portfolio effective October 14, 1996, Chubb America Fund, Inc. effective August 28, 1997, and to JNL Series Trust effective May 1, 1997.

     As compensation for its services to Phoenix Strategic Allocation Fund, Inc., PIC is entitled to a fee, payable monthly, at the annual rate of 0.65% of the average of the aggregate daily net asset values up to $1 billion; 0.60% of such values between $1 billion and $2 billion; and 0.55% of such values in excess of $2 billion.

     As compensation for its services to each Series (other than Research Enhanced Index Series, Aberdeen New Asia Series and the Phoenix Real Estate Securities Series) of The Phoenix Edge Series Fund, PIC is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values of each Series as follows: for the first $250,000,000 in assets, 0.40%, 0.70%, 0.50%, 0.60%, 0.75%, 0.55% and 0.75%, for
the Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced Series and Strategic Theme respectively; for the next $250,000,000 in assets, 0.35%, 0.65%, 0.45%, 0.55%, 0.70%, 0.50% and 0.70%, for
those Series respectively, and for assets over $500,000,000, 0.30%, 0.60%, 0.40%, 0.50%, 0.65%, 0.45% and 0.65%, for those Series respectively. As compensation for its services to the Research Enhanced Index Series of The Phoenix Edge Series Fund, PIC is entitled to a fee, payable monthly, at the annual rate of 0.45% of the average of the aggregate daily net asset values of such Series. As compensation for its services to the Real Estate Securities Series of The Phoenix Edge Series Fund, PRS is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values as follows: 0.75% of the first $1 billion; 0.70% of the next $1 billion; and 0.65% of all sums in excess of $2 billion. The amounts payable to PIC and PRS are based upon the average of the values of the net assets of the Series at the close of business each day, computed in accordance with the method set forth in the Fund's Declaration of Trust. Such amounts are prorated among the appropriate Series in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid.

     As compensation for its services to each Series of Phoenix Strategic Equity Series Fund, (other than Phoenix Equity Opportunities Fund), PIC is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values of each Series as follows: for the first $1 billion in assets, 0.75% for the Strategic Theme and Small Cap Series; for the next $1 billion in assets, 0.70% for those Series, and for assets over $2 billion, 0.65% for those Series. The amounts payable to PIC are based upon the average of the values of the net assets of all of the Series at the close of business each day, computed in accordance with the Fund's Declaration of Trust. Such amounts are prorated among the Series in proportion to their respective averages of the aggregate daily net asset value for the period for which the fee had been paid.

     As compensation for its services to each Series of Phoenix Series Fund, PIC is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values of each Series as follows: for the first $1 billion in assets, 0.70%, 0.70%, 0.65%, 0.65%, 0.55%, 0.45% and
0.40% for the Growth, Aggressive Growth, Convertible, High Yield, Balanced, U.S. Government and Money Market Series respectively; for the next $1 billion in assets, 0.65%, 0.65%, 0.60%, 0.60%, 0.50%, 0.40% and 0.35% for those Series respectively, and for assets over $2 billion, 0.60%, 0.60% 0.55%, 0.55%, 0.45%, 0.35% and 0.30% for those Series respectively. The amounts payable to PIC are based upon the average of the values of the net assets of all of the Series at the close of business each day computed in accordance with the Fund's Declaration of Trust. Such amounts are prorated among the Series in proportion to their respective averages of the aggregate daily net asset value for the period for which the fee had been paid.

     As compensation for its services to Phoenix Duff & Phelps Institutional Mutual Funds (except Enhanced Reserves Portfolio and Real Estate Equity Securities Portfolio), PIC is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values of each Portfolio as follows: for the first $1 billion in assets, 0.55%, 0.45%, 0.60%, 0.25% and 0.30% for the Balanced, Managed Bond, Growth, Money Market and U.S. Government Securities, respectively and for assets over $1 billion, 0.50%, 0.40%, 0.55%, 0.20% and 0.25% for those funds respectively.

     As compensation for its services to SunAmerica Series Trust, PIC is entitled to a monthly fee at the annual rate of 0.35% per annum of the first $50 million of the average daily net asset values of the Growth Portfolio; 0.30% per annum of the next $100 million; 0.25% per annum of the next $150 million; 0.20% per annum of the next $200 million; and 0.15% per annum thereafter.

     As of November 30, 1996, Phoenix Strategic Allocation Fund, Inc., The Phoenix Edge Series Fund (all Series other than Aberdeen New Asia Series and Phoenix Real Estate Securities Series), Phoenix Strategic Equity Series Fund (all Series other than Phoenix Equity Opportunities Fund), Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds (except Enhanced Reserves Portfolio and Real Estate Equity Securities Portfolio), Chubb America Fund, Inc. (Balanced Portfolio), and SunAmerica Series Trust (Balanced/Phoenix Investment Counsel Portfolio and Growth/Phoenix Investment Counsel Portfolio) had assets under management of approximately $336,837,000, $2,322,204,000, $386,561,000,
$5,871,815,000, $306,006,000, $20,055,000, $69,912,000 and $183,351,000,
respectively.

     PRS serves as investment adviser to Phoenix Real Estate Equity Securities Portfolio, a Portfolio of Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Real Estate Securities Series, a series of The Phoenix Edge Series Fund and to Phoenix Real Estate Securities Portfolio, a portfolio of the Trust. As compensation for its services to Phoenix Real Equity Securities Portfolio, PRS is entitled to a fee, payable monthly, a base fee based on the annual rate of 0.50% of the average aggregate daily net asset value of the Portfolio. As compensation for its services to Phoenix Real Estate Securities Series and Phoenix Real Estate Securities Portfolio, respectively, PRS is entitled to a fee, for each Series or Portfolio, payable monthly, at the annual rate of 0.75% of the average daily net asset values up to $1 billion; 0.70% of such values between $1 billion and $2 billion; and 0.65% of such values in excess of $2 billion.

     As of November 30, 1996, Phoenix Real Estate Equity Securities Portfolio, Phoenix Real Estate Securities Series and Phoenix Real Estate Securities Portfolio had assets under management of approximately $ 0, $16,040,000 and $31,200,000, respectively.

     The directors of PIC are Michael E. Haylon, President, Philip R. McLoughlin and David R Pepin. The address of these Directors is 56 Prospect Street, Hartford, CT 06115-0480. The principal occupation of each director is that of an executive officer of Phoenix Duff & Phelps Corporation or of Phoenix Home Life. Mr. McLoughlin also serves as a Director of Phoenix Home Life.

     Michael E. Haylon, an officer of the Fund, is President and a director of PIC. Philip R. McLoughlin, Trustee and President of the Fund, is a Director and Chairman of PIC. David L. Albrycht, Matthew Considine, Jeanne H. Dorey, Timothy
M. Heaney, William E. Keen, III, Peter S. Lannigan, David Lui, Thomas S. Melvin, Jr. and Leonard J. Saltiel, Vice Presidents of the Fund, are also officers of PIC. James D. Wehr, Senior Vice President of the Fund, is also Managing Director, Fixed Income of PIC; William R. Moyer, Vice President of the Fund, is Senior Vice President, Chief Financial Officer and Treasurer of PIC and William
J. Newman, Senior Vice President of the Fund is Executive Vice President and Chief Investment Strategist of PIC.

       Michael E. Haylon, Philip R. McLoughlin and David R. Pepin are Directors of Equity Planning, PIC's parent company, which serves as national distributor of the Fund's shares. For the fiscal years ended November 30, 1994, 1995 and 1996, Equity Planning's gross commissions on sales of Trust shares totaled $3,280,959, $1,655,136, and $1,599,637, respectively. Of these gross selling commissions, $2,912,614, $1,454,880 and $1,340,722, respectively, were paid to dealers. Equity Planning also acts as financial agent of the Trust. For services in this capacity during the fiscal years ended November 30, 1994, 1995 and 1996, Equity Planning received fees of $233,476, $229,771 and $245,491, respectively.

     The directors of PRS are Robert W. Fiondella, Philip R. McLoughlin, Scott
C. Noble, Charles J. Paydos, David W. Searfoss and Dona D. Young. The address of Messrs. Fiondella, Searfoss and Ms. Young is One American Row, Hartford, Connecticut 06102-5056. The address of Mr. McLoughlin is 56 Prospect Street, Hartford, Connecticut 06115-0480. The address of Mr. Noble is 38 Prospect Street, Hartford, Connecticut 06115-0479. The address of Mr. Paydos is 100 Bright Meadow Blvd., Enfield, Connecticut 06083-2200. The principal occupation of each director is that of an executive officer of Phoenix Home Life.

     Philip R. McLoughlin, an officer and Trustee of the Fund, is a director of PRS. Mr. Noble, an officer of the Fund, is an officer and director of PRS. Barbara Rubin is Vice President of the Fund and an officer of PRS.

The Advisory Agreements

     The Investment Advisory Agreements between the Trust and PIC and between the Trust and PRS (collectively, the "Advisory Agreements") provide that PIC and PRS will serve as investment advisers to the Trust and to each portfolio of the Trust ("Portfolios") established and designated by the Trustees which, at November 30, 1996, were the Mid Cap Portfolio previously known as Capital Appreciation Portfolio, the International Portfolio, the Tax-Exempt Bond Portfolio, the Endowment Equity Portfolio, the Diversified Income Portfolio previously known as Endowment Fixed-Income Portfolio, the Emerging Markets Bond Portfolio, and the Real Estate Securities Portfolio.

     With respect to the assets of the Mid Cap, International, Tax-Exempt Bond, Endowment Equity, Diversified Income and Emerging Markets Bond Portfolios, PIC acts under an Advisory Agreement dated January 1, 1994. The shareholders of the Fund last approved the Advisory Agreement on January 31, 1994 because the Advisory Agreement provided for a revised fee structure. With respect to the assets of the Real Estate Securities Portfolio, PRS acts under an Advisory Agreement dated February 28, 1995. The shareholders of the Fund last approved the Advisory Agreement March 1, 1995 to add the Real Estate Securities Portfolio to the Advisory Agreement. The Advisory Agreements have been approved by the Trustees, including a majority of the Trustees who are not interested persons, as that term is defined in the 1940 Act, of the Advisers or of the Fund on August 25, 1993 and November 16, 1994.

     The Advisory Agreements provide that the Adviser shall furnish continuously an investment program for the specified Portfolio(s) and any additional Portfolio which becomes subject to the terms and conditions of the particular Advisory Agreement, and shall manage the investment and reinvestment of the assets of each such Portfolio subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Fund. All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund are borne by the Fund. Such expenses include, but are not limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of PIC or PRS or any of their affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Fund will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

     Each Portfolio will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Portfolios.

     Under the Advisory Agreements, the Advisers have agreed to reimburse the Trust monthly for the amount, if any, by which the total operating and management expenses of any Portfolio (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such Portfolio are then qualified for sale. Present expense limitations, to the best of the Trust's knowledge, require that each Adviser reimburse the Trust, to the extent of the compensation received by it from the Trust, for the amount, if any, by which total operating and management expenses (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) of any Portfolio in any fiscal year exceed 2-1/2% of the first $30,000,000, 2% of the next $70,000,000, and 1-1/2 % of any excess over $100,000,000 of such
Portfolio's average net assets for such fiscal year.

     For the period from April 1, 1993 to November 30, 1997, PIC has agreed to reimburse the Fund for the amount by which the total operating expenses of the Endowment Equity Portfolio and the Diversified Income Portfolio exceed 0.85% and 0.65% of the Portfolio's average net assets, respectively. PIC has agreed to reimburse the Emerging Markets Bond Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses exceed 1.50% and 2.25%, respectively, of the average net assets for the fiscal years ended November 30, 1995, 1996 and 1997. PRS has agreed to reimburse the Real Estate Securities Portfolio's operating expenses related to Class A Shares and Class B Shares for the amount, if any, by which such operating expenses exceed 1.30% and 2.05%, respectively, of the average net assets for the fiscal years ended November 30, 1995, 1996 and 1997. For the fiscal years ended November 30, 1994, 1995 and 1996, PIC reimbursed the Trust $150,321, $175,341, and $189,883 respectively, for the benefit of the Endowment Equity Portfolio and the Diversified Income Portfolio. In addition, for the fiscal year ended November 30, 1996, PIC reimbursed the Trust $123,979 for the benefit of the Emerging Markets Bond Portfolio. PRS reimbursed the Fund $130,944 for the benefit of the Real Estate Securities Portfolio for the fiscal year ended November 30, 1996.

     As compensation for its services to Portfolios of the Phoenix Multi-Portfolio Fund, PIC is entitled to a fee based on an annual percentage rate of the average of the aggregate daily net asset values of each Portfolio as follows: for the first $1 billion in assets, 0.45%, 0.75%, 0.75%, 0.75%, 0.50%, and 0.75% for the Tax-Exempt Bond, Mid Cap, International, Endowment Equity, Diversified Income and Emerging Markets Bond Portfolios respectively; for the next $1 billion in assets, 0.40%, 0.70%, 0.70%, 0.70%, 0.45% and 0.70% for those
Portfolios respectively; and for assets over $2 billion, 0.35%, 0.65%, 0.65%, 0.65%, 0.40% and 0.65% for those Portfolios respectively. As compensation for its services to the Real Estate Securities Portfolio of the Trust, PRS is entitled to a fee, payable monthly, based on an annual percentage rate of the average of the aggregate daily net asset values as follows: 0.75% of the first $1 billion; 0.70% of the next $1 billion; and 0.65% of all sums in excess of $2 billion. The amounts payable to PIC and PRS shall be based upon the average of the values of the net assets of the Portfolio at the close of business each day, computed in accordance with the method set forth in the Declaration of Trust. Such amounts shall be prorated among the appropriate Portfolio's in proportion to their respective averages of the aggregate daily net asset values for the period for which the fee had been paid. For services to the Trust during the fiscal years ended November 30, 1994, 1995, and 1996, PIC received fees of $5,214,956, $5,240,280, and $5,524,141, respectively. For services to the Trust during the fiscal years ended November 30, 1995 and 1996, PRS received fees of $51,536 and $168,177.

     The Advisory Agreements provide that the Investment Advisers shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Advisers in the performance of their duties thereunder.

     Each Advisory Agreement continues in force from year to year for the specified Portfolio(s) and any additional Portfolio that may become subject to its terms and conditions provided that, with respect to each such Portfolio, the Advisory Agreement is approved initially by vote of a majority of the outstanding voting securities of such Portfolio and thereafter at least annually either by the Trustees or by vote of a majority of the outstanding voting securities of such Portfolio. In addition, and in either event, the terms of the Advisory Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Advisory Agreements or "interested persons" (as that term is defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically upon their assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each Portfolio, by a vote of a majority of the outstanding voting securities of such Portfolio or by the Adviser upon sixty (60) days' written notice to the Trust.

Portfolio Transactions and Brokerage

     In effecting portfolio transactions for all Portfolios of the Fund, each Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. Each Investment Adviser may cause any Portfolio of the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to any Portfolio of the Fund or the Investment Advisers are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both other Portfolios of the Fund and other clients of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser may benefit one or more Portfolios of the Fund. Where transactions are made in the over-the-counter market, the Investment Adviser will cause all Portfolios of the Fund to deal with the primary market makers, unless more favorable prices are otherwise obtainable.

     The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Advisor shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled.

       The policy of the Trust with respect to brokerage is reviewed by the Trustees annually. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

       For the fiscal years ended November 30, 1994, 1995 and 1996, brokerage commissions paid by the Trust on portfolio transactions totaled $3,707,102, $3,554,069 and $3,113,638 respectively. Brokerage commissions of $2,705,782 were paid during the fiscal year ended November 30, 1996 on transactions aggregating $1,346,058,813 executed by brokers who provided research and other statistical and factual information. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund, its advisers or its national distributor.

       For the fiscal year ended November 30, 1996, the portfolio turnover rates for the Tax-Exempt Bond, Mid Cap, International, Real Estate Securities, Emerging Markets Bond, Endowment Equity and Diversified Income Portfolios were 27%, 242%, 151%, 24%, 378%, 142%, and 231% respectively. For the fiscal year ended November 30, 1995, the portfolio turnover rates for the Tax-Exempt Bond, Mid Cap, International, Endowment Equity and Diversified Income Portfolios were 25%, 218%, 236%, 248% and 618% respectively. For the fiscal year ended November 30, 1994, the portfolio turnover rates for the Tax-Exempt Bond, Mid Cap, International, Endowment Equity and Diversified Income Portfolios were 54%, 227%, 186%, 250% and 124% respectively. The Endowment Equity and Diversified
Income, previously known as Endowment Fixed-Income, Portfolios commenced operations on April 1, 1993. The Real Estate Securities Portfolio commenced operations on March 1, 1995. The Emerging Markets Bond Portfolio commenced operations on September 5, 1995.

                                    PROPOSALS

                                 PROPOSAL NO. 1

         TO APPROVE OR NOT APPROVE A NEW INVESTMENT ADVISORY AGREEMENT
          PROVIDING FOR CHANGES TO THE FEES TO THE INVESTMENT ADVISER

     At a meeting of the Executive Committee ("Committee") on May 27, 1997, the Committee approved and recommended to the Board of Trustees that it approve an amendment to the Investment Advisory Agreement currently in effect to change the advisory fees payable as follows: 0.55% of the first $1 billion of assets; 0.50% of the next $1 billion, and 0.45% of all assets in excess of $2 billion. At a meeting of the Board of Trustees on May 28, 1997, at which there was present and voting in person a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, the Trustees unanimously approved an amendment to the Investment Advisory Agreement that provides for changes to the fees paid to the Investment Advisor ("Proposed Agreement"). (See Exhibit A). Under the Proposed Agreement, the proposed fees are designed to conform to the fees charged to similar funds by the Investment Advisor or its affiliates and to be consistent with prevailing advisory fees for similar funds in the mutual fund industry. The proposed fees are also intended to recognize the level and cost of the management effort required, the services performed, the performance results achieved, and the Investment Adviser's net earnings.

     The fee actually paid by the Fund under the current fee structure for the month ending November 30, 1996 was $27,273. Had the new fee structure been in effect the fee would have been $30,000 for the same time period. The percentage difference between the aggregate amount of the investment adviser's fee during the year ended November 30, 1996 had the new fee structure been in effect is 0.05%. The Fund's total operating expense ratios for the fiscal years ended November 30, 1994, 1995 and 1996 were 0.65%, 0.65%, and 0.65%, respectively. If the proposed fees had been in place for the fiscal years ended November 30, 1994, 1995 and 1996, the Fund's total operating expense ratios would have been 0.65%, 0.65%, and 0.65%, respectively. Total Operating Expenses would have been __%, 3.57%, and 2.30% for the fiscal years ended November 30, 1994, 1995 and 1996, respectively, absent any reimbursement.

         The current management fee for the Diversified Income Portfolio is equal to an annual rate of 0.50% of the average of the aggregate daily net asset values of the Portfolio of the Fund up to the first $1 billion, 0.45% of such value between $1 billion and $2 billion, and 0.40% of such value in excess of $2 billion.

         Under the proposed Investment Advisory Agreement, the following fees, based on the following annual rates as a percentage of the average aggregate daily net asset values the Portfolio, would be paid to the Investment Adviser:

------------------------------------------------------------------------------------------------------------
                                                                       PROPOSED RATES
PORTFOLIO                        ACTUAL RATE BASED                  1ST              $1-2            $2+
                                 ON 11/96 AVERAGE ASSET SIZE        $1 BILLION       BILLION         BILLION
------------------------------------------------------------------------------------------------------------
Diversified                      0.50%                              0.55%            0.50%           0.45%
Income Portfolio
f/k/a Endowment
Fixed-Income
------------------------------------------------------------------------------------------------------------

     The following chart contains actual and pro forma expense ratios for the last three fiscal years. Pro forma expense ratios indicate what the expense ratios would have been had the proposed fee structure and actual asset sizes applied during the particular fiscal year.

------------------------------------------------------------------------------------------------
PORTFOLIO                        ACTUAL TOTAL                      PRO FORMA TOTAL
                                 OPERATING EXPENSES                OPERATING EXPENSES
------------------------------------------------------------------------------------------------
For the fiscal year ended        1994        1995      1996        1994         1995       1996
------------------------------------------------------------------------------------------------
Diversified Income Portfolio     0.65%       0.65%     0.65%       0.65%        0.65%      0.65%
f/k/ Endowment Fixed-Income
------------------------------------------------------------------------------------------------

     Pro Forma Total Operating Expenses would have been __%, 3.57%, and 2.30% for the fiscal years ended November 30, 1994, 1995 and 1996, respectively, absent any reimbursement. Based on asset size of the Portfolio as of November 30, 1996, (and absent reimbursement) the proposed fees would represent an increase in the fees paid by the Diversified Income Portfolio.

     The proposed net asset size break points are designed to conform to the fees charged to similar funds in the mutual fund industry. The proposed structure is also intended to recognize the level and cost of the management effort required, the services performed, the performance results achieved, and the Investment Adviser's net earnings.

     In deciding to approve the Proposed Agreement and recommend its approval to shareholders, the Board evaluated data provided by the Investment Adviser and considered such factors as it deemed reasonably necessary, including : (1) the nature and quality of the services rendered and the results achieved; (2) competitive industry fee structures and expenses ratios including a comparison of the proposed fees with those typically charged by similar funds; (3) financial information with respect to the Investment Adviser and its affiliate, Equity Planning; (4) an analysis of the proposed fees, including a comparison of fees that were paid with those that would have been paid had the Proposed Agreement been in effect; (5) information concerning total expenses on both an existing and pro forma basis; and (6) a comparison of actual performance results of the Fund with performance results that would have been achieved by the Fund had the Proposed Agreement been in effect.

Voting Requirements

     The Trustees recommend that the shareholders approve the Proposed Agreement. Approval of the Agreement is to be determined by the vote of a majority of the outstanding shares of the Portfolio, voting as a separate class. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio. The Investment Advisory Agreement shall become effective upon the effectiveness of a post-effective amendment to the Trust's registration statement describing such Investment Advisory Agreement. If the Agreement is not approved by the shareholders of the Portfolio, the Investment Adviser will continue to serve as investment adviser to such Portfolio under the terms of the current Advisory Agreement for the period of time pending approval of the Proposed Agreement (not to exceed one hundred and twenty days) or a different investment advisory agreement with the Investment Advisor.


        THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL OF THE PROPOSED
                         INVESTMENT ADVISORY AGREEMENT

                                 PROPOSAL NO. 2

        TO APPROVE OR DISAPPROVE PROPOSED CHANGES IN FUNDAMENTAL POLICIES


     Management recommended to the Board of Trustees that the Diversified Income Portfolio Fund of Phoenix Multi-Portfolio Fund be changed into a retail product; modify its objectives to provide a higher yield, which would complement the Phoenix Multi-Sector Fixed Income Fund, Inc.'s total return approach, and ultimately change the name of the Portfolio to Phoenix Strategic Income Fund.

     It is proposed that the Portfolio change its investment objective from seeking current income through investment primarily in publicly traded, investment quality debt securities to one that maximizes current income by investing in debt securities. Capital appreciation will remain as a secondary objective. The Portfolio seeks to achieve its objective by investing principally in four market sectors: (1) debt securities of U.S. companies including lower-rated, high yield securities; (2) mortgage-related securities; (3) debt securities of foreign governments and companies including non-dollar denominated instruments; and (4) U.S. Government securities. To adopt the above objectives, the proposed changes to the fundamental policies are stated below:

     The Trust's fundamental investment policies, set forth as investment restrictions in the Statement of Additional Information, currently contain restrictions on the use of call and put options and futures contracts and related options. Restriction (3) on page 7 of the Trust's Statement of Additional Information currently reads as follows:

         "No Portfolio of the Trust may:

     (3) Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and a Portfolio may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options, provided that the premiums on all outstanding call and put options do not exceed 2% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 2% of its total assets."

     The proposed revision would prohibit the Fund from writing uncovered options and raise the percentage of its assets which may be used for premiums and initial margin to 5% of net assets. The Adviser believes that these changes will afford the Fund an opportunity to generate additional income and the ability to hedge against potential declines in the value of portfolio securities or foreign currencies which might otherwise adversely affect the Fund. Investment restriction (3) would be restated as follows:

         "No Portfolio of the Trust may...

     (3) Write uncovered call or unsecured put options on securities. Premiums paid on all call and put options held by the Fund may not exceed 5% of its net assets. Initial margin deposits for financial futures contracts and related options and premiums paid for related options may not exceed 5% of the Fund's net assets."

     The Trust's fundamental investment policies, set forth as investment restrictions in the Statement of Additional Information, currently contains a restriction whereby the Portfolio may not invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operations. Specifically, it reads as follows:

                  "No Portfolio of the Trust may...

     (12) Invest in the aggregate more than 5% of its total assets in the securities of any issuers which have (with predecessors) a record of less than three years of continuous operations."

     The proposed revision would eliminate this investment restriction. The Adviser believes that this change in the fundamental policy will afford the Portfolio an opportunity to generate additional income, consistent with the investment objective of the Portfolio. Specifically, investment restriction number (12) as set forth on page 8 of the Trust's current Statement of Additional Information would be eliminated in its entirety.

     The Trust's fundamental investment policies, set forth as investment restrictions in the Statement of Additional Information, currently contains a restriction on the use of illiquid securities. The current text of restriction
(14) on page 8 of the Trust's Statement of Additional Information is as follows:

         "No Portfolio of the Trust may...

     (14) Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if as a result of such purchase more than 10% of the Portfolio's total assets would be invested in the aggregate in such securities."

     The revised fundamental investment policy would remove an unnecessary reference to restricted securities and increase the limitation on illiquid securities from 10% of total assets to 15% of net assets. The Adviser believes that these changes will conform the Fund's fundamental policies with the Amended and Restated Statement of Procedures for the determination of liquidity adopted by the Board of Trustees. In addition, these changes will create a greater opportunity for the Fund to generate additional income. Investment restriction
(14) would be revised to read as follows:

         "No Portfolio of the Trust may...

     (14) Purchase securities for which market quotations are not readily available or which are not deemed liquid pursuant to procedures adopted by the Trustees if as a result of such purchase more than 15% of the Portfolio's net assets would be invested in the aggregate in such securities."

Voting Requirements

     Shareholder approval of the proposed fundamental investment policies revisions will require the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio voting as a class. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy: or (b) more than 50% of the outstanding voting securities of such Portfolio. Upon shareholder approval the investment restrictions will become effective upon the effectiveness of a post-effective amendment to the Trust's registration statement describing such investment restrictions.

           THE TRUSTEES RECOMMEND A VOTE "FOR" APPROVAL OF CHANGES IN
                              FUNDAMENTAL POLICIES

                                 PROPOSAL NO. 3
                                  MISCELLANEOUS

     As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before this meeting. However, if any other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

                   PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS

     The next meeting of shareholders is scheduled to be held in 1998. Proposals by any shareholder of the Trust which are intended to be presented at the meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting on or before May 30, 1998.


                                         By Order of the Board of Trustees,


                                         G. Jeffrey Bohne, Secretary

Greenfield, Massachusetts
September 30, 1997

                                                                       EXHIBIT A


                          INVESTMENT ADVISORY AGREEMENT


     THIS AGREEMENT made effective as of the __ day of _________, 199__ by and between Phoenix Multi-Portfolio Fund, a Massachusetts business trust having a place of business located at 101 Munson Street, Greenfield, Massachusetts (the "Trust") and Phoenix Investment Counsel, Inc., a Massachusetts corporation having a place of business located at 56 Prospect Street, Hartford, Connecticut (the "Adviser").

        WITNESSETH THAT:

     1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of the Phoenix Strategic Income Fund formerly the Phoenix Diversified Income Portfolio, previously established and designated by the Trustees, (the "Portfolio"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

     2. The Adviser shall furnish continuously an investment program for the Portfolio and shall manage the investment and reinvestment of the assets of each Portfolio, subject at all times to the supervision of the Trustees.

     3. With respect to managing the investment and reinvestment of the Portfolio's assets, the Adviser shall provide, at its own expense:

                (a)     Investment research, advice and supervision;

                (b) An investment program for each Portfolio consistent with its investment objectives;

                (c) Implementation of the investment program for each Portfolio including the purchase and sale of securities;

                (d) Advice and assistance on the general operations of the Trust; and

                (e) Regular reports to the Trustees on the implementation of each Portfolio's investment program.


         4. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

         5. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

                (a) Office facilities, including office space, furniture and equipment;

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Portfolio's assets (including those required for research, statistical and investment work);

                (c) Personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

                (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

                (e) Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

     6. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

     7. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

           (a) Within eight calendar days after the end of each month, the Trust shall pay the Adviser a monthly fee with respect to each Portfolio at the annual rate of 0.55% of the average aggregate daily net asset values of each Portfolio up to $1 billion, 0.50% of the average aggregate daily net asset values of each Portfolio up to $1 billion to 2 billion and 0.45% of the average aggregate daily net asset values in excess of $2 billion. The amounts payable to the Adviser with respect to each Portfolio shall be based upon the average of the values of the net assets of such Portfolio as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

           (b) Compensation shall accrue immediately upon the effective date of this Agreement.

           (c) If there is termination of this Agreement during a month, each Portfolio's fee for that month shall be proportionately computed upon the average of the daily net asset values of such Portfolio for such partial period in such month.

           (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Portfolio (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Portfolio is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Portfolio are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within fifteen calendar days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

     8. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act of 1940, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

     9. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

     10. It is understood that:

           (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

           (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

           (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

     11. This Agreement shall become effective with respect to the Portfolio as of the date above (the "Contract Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of two years following the Contract Date, and shall continue in full force and effect for periods of one year thereafter with respect to each Portfolio so long as (a) such continuance with respect to any such Portfolio is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Portfolio and (b) the terms and any renewal of this Agreement with respect to any such Portfolio have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval.

     Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Portfolio of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

     12. The Trust may terminate this Agreement with respect to the Trust or to any Portfolio upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Portfolio, by a "vote of the majority of the outstanding voting securities" of such Portfolio. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

     13. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act of 1940, as amended.

     14. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors and prospective investors delete from its name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix", it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

     15. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. The Declaration of Trust, as amended, is or shall be on file with the Secretary of The Commonwealth of Massachusetts.

     16. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


                                       PHOENIX MULTI-PORTFOLIO FUND


                                       By:
                                           -------------------------------------
                                           Philip R. McLoughlin
                                           President


                                       PHOENIX INVESTMENT COUNSEL, INC.


                                       By:
                                          --------------------------------------
                                          Michael E. Haylon
                                          President

                          PHOENIX MULTI-PORTFOLIO FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

    Proxy for a Special Meeting in lieu of the Annual Meeting of Shareholders
                                October 10, 1997


                                      PROXY

     The undersigned shareholder of Phoenix Multi-Portfolio Trust (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg and William E. Keen, III, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting in lieu of the Annual Meeting of Shareholders of the Trust to be held on October 10, 1997 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self addressed, postage-paid envelope.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
              WHICH RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS

|X|    Please mark votes as in this Example.

PROPOSAL 1.
TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT PROVIDING FOR CHANGES TO THE FEES TO THE INVESTMENT ADVISER.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN


PROPOSAL 2.
TO APPROVE ELIMINATING OR RESTATING CERTAIN FUNDAMENTAL POLICIES OF THE
PORTFOLIO.

                |_|  FOR            |_|     AGAINST           |_|      ABSTAIN

PROPOSAL 3.
TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                           ---------------------
Please be sure to sign and date this Proxy.                Date
--------------------------------------------------------------------------------



Shareholder sign here                                        Co-owner sign here
--------------------------------------------------------------------------------


NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting in lieu of the Annual Meeting.


RECORD DATE SHARES:

                                       2